Investor Presentation Supplement to First Quarter 2020 Results May 6, 2020 St. Petersburg, FL

Summary of Operating Results All key metrics improved in Q1-2020 compared to the prior year ($ in thousands, except per share amounts) Q1-2020 Q1-2019 Change Core income $ 9,129 $ 3,202 185.1% per diluted share $ 0.21 $ 0.07 Core income included the following items Net current year catastrophe loss & LAE incurred $ 17,118 $ 11,657 Net unfavorable (favorable) reserve development $ (1,129) $ 5,634 Reserve position much improved from a year ago Total items $ 15,989 $ 17,291 Gross underlying loss & LAE ratio 25.2% 28.0% (2.8) pts Gross expense ratio 25.2% 26.6% (1.4) pts Net loss & LAE ratio 53.7% 57.8% Net expense ratio 45.3% 45.9% Combined ratio 99.0% 103.7% (4.7) pts Net current year catastrophe loss & LAE incurred -8.9% -6.5% Net unfavorable (favorable) reserve development 0.6% -3.1% Underlying combined ratio 90.7% 94.1% (3.4) pts Core pre-tax income increased over $7.5 million YoY, despite retaining almost $5.5 million more in CAT losses this year 2

Q1-2020 Financial Commentary I. REVENUE HIGHLIGHTS • Gross Premiums Written of $335.2m: • Up +5.2% (+$16.6m) y/y • Personal Lines +6.6% (+$13.9m) | Commercial up +15.7% (+$12.4m) | E&S down -33.7% (-$9.7m) • Excluding E&S, Florida +10.3% (+$18.1m) | Non-Florida +7.2% (+$8.2m) • Gross Premiums Earned (GPE) of $344.6m: • Up +10.5% (+$32.8m) y/y • Ceded Premiums Earned (CPE) of $(153.0)m: • Up +16.7% (+$21.9m) y/y | Ceding ratio driven by increased quota share participation • Ceding ratio for quota share of 12.4% vs. 7.5% last year • Ceding ratio for all other reinsurance was 32.0% vs. 34.6% a year ago • Reported revenue negatively impacted by over $25 million of unrealized losses from equities in Q1 II. LOSS & EXPENSE HIGHLIGHTS • Underlying loss & LAE of $86.8m: • Down -0.01% (-$0.4m) y/y • Underlying loss & LAE ratio improved 2.8 points to 25.2% from 28.0% last year • Current accident year CAT losses of $17.1m (8.9% of net premiums earned) in the quarter driven by: • Higher retention under the aggregate reinsurance program. Gross losses of $21.3m vs. $27.4m in Q1-19 • No ceded loss to the aggregate reinsurance treaty in Q1-20 compared to -$12.4m a year ago. • Operating expenses of $86.9m: • Up +5.0% (+$3.8m) but the gross expense ratio improved to 25.2%, down 1.4 points y/y III. COVID-19 RESPONSE • The health and safety of our associates and partners is a top priority • We quickly implemented a remote work program and all functional areas are operating normally • Our exposure to underwriting and/or investment losses is expected to be minimal but remains uncertain • Please refer to our Form 10-Q for more information on the risks associated with COVID-19 3

Rate Increases Are Flowing Through Our Book FL HO3 business represented $11.8m (67%) of the additional premium generated All Personal Lines Metric 2019 Q3 2019 Q4 2020 Q1 Renewing Policies 132,563 117,918 113,631 Renewal Acceptance 89.7% 90.4% 86.8% Company Initiated Non-Renewals 2,180 1,772 3,981 Renewal Acceptance xNon-Renewals 91.0% 91.6% 89.6% Renewed TIV 66,828,202,593 59,723,450,500 57,354,592,124 Expiring TIV 65,153,458,571 58,278,085,874 56,026,285,692 Additional TIV 1,674,744,022 1,445,364,626 1,328,306,432 Percent Change 2.6% 2.5% 2.4% Renewed Premium 215,723,455 190,840,567 187,997,468 Expiring Premium 202,004,299 176,947,139 170,569,785 Additional Premium 13,719,156 13,893,429 17,427,683 RenewingPolicies Only Percent Change 6.8% 7.9% 10.2% Over $17 million in additional annual premium just from policies renewing in Q1 4

Capital & Liquidity Remains Solid Mar. 31, Dec. 31, ($ in thousands, except per share amounts) 2020 2019 Change Selected Balance Sheet Data Cash & investments $ 1,277,679 $ 1,298,780 -1.6% Fixed maturity and equity values declined during Financial debt 158,636 158,932 -0.2% the quarter due to economic concerns from Stockholders' equity attributable to UIHC 485,456 503,138 -3.5% COVID-19, but much of this reversed in April Total capital $ 644,092 $ 662,070 -2.7% Leverage Ratios Debt-to-total capital 25.0% 24.0% 1 pt Financial & operating leverage metrics remain Net premiums earned-to-stockholders' equity 158.0% 143.6% 6.4 pts within our target ranges Per Share Data Common shares outstanding 42,943 43,028 0.1% Book value per common share $ 11.30 $ 11.69 -3.3% Tangible book value per common share $ 9.02 $ 9.39 -3.9% 5

Investments Strategy Minimizes Asset Risk Fixed income total return for Q1-20 was +0.14% and consistent with our expectations QUALITY DISTRIBUTION 9% 50.0% 1% 44.3% 45.0% 4% 25% Corporate fixed maturities Mortgage backed securities 40.0% 9% Cash & cash equivalents 35.0% Municipal bonds 30.0% 25.0% 22.1% 10% Government & agency 19.2% Asset backed securities 20.0% 14.2% Other investments 15.0% 20% Common equity 10.0% 22% 5.0% 0.2% 0.0% AAA AA A BBB BB Unrealized losses on equities of -$25.6m hit GAAP EPS and BVPS for Q1-20, but no losses or impairments were realized as a result of the market volatility Note: All data as of March 31, 2020 6

Mid-Year Reinsurance Renewal Program Summary • Programs include Core CAT, per risk and quota share • Quota share is 100% complete • Cession rate of 22.5% for UPC & FSIC is unchanged • Core CAT program 91% done • Replaced planned catastrophe bond with traditional cover on better terms • Risk-adjusted rate increase in line with expectations and within plan • Added several new partners to the program with material lines 7

Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2019. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See the Appendix section of this presentation for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. 8